Commitments and Contingencies	12 Months Ended
Jun. 30, 2024
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 14 – COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Company are subject to loss contingencies, such as legal proceedings and claims arising out of the business, that cover a wide range of matters, including, among others, government investigations and tax matters. In accordance with ASC No. 450-20, “Loss Contingencies”, the Company will record accruals for such loss contingencies when it is probable that a liability has been incurred and the amount of loss can be reasonably estimated. In the opinion of management, there were no pending or threatened claims and litigation as of June 30, 2024 and through the issuance date of these consolidated financial statements.